EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE VOTE THIS PROXY CARD TODAY
Your prompt response will save your fund the expense of additional mailings
RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE

(Please detach at perforation before mailing)

PROXY CARD	PROXY CARD
GOLDMAN SACHS TRUST
SPECIAL MEETING OF SHAREHOLDERS —                          , 2006
GOLDMAN SACHS EUROPEAN EQUITY FUND
The undersigned hereby appoints Peter Bonanno, George Djurasovic, Kaysie Uniacke, James McNamara and John M. Perlowski (the “Proxies”), and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of the Goldman Sachs Trust to be held at the offices of                     , at                      (Eastern Time) on                           , 2006, and at any adjournment or adjournments thereof (the “Meeting”). The Proxies will cast votes according to the number of shares of the Goldman Sachs European Equity Fund which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or any of them, may lawfully do by virtue thereof.
THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED                           , 2006

VOTE VIA THE INTERNET: [INTERNET ADDRESS]
VIA THE TELEPHONE: [800-NUMBER]
CONTROL NUMBER:
Note: Please sign exactly as shareholder name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD
IN THE ENCLOSED ENVELOPE TODAY

(Please detach at perforation before mailing)

This proxy is solicited by the Board of Trustees of the Goldman Sachs Trust, which unanimously recommends that you vote in favor of the proposal.
Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy card will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote “FOR” the proposal. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.
THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ☐		FOR	AGAINST	ABSTAIN

1.	To approve the Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (1) the transfer of all of the assets and liabilities of the Goldman Sachs European Equity Fund to a corresponding investment portfolio of the Goldman Sachs Trust, the Goldman Sachs International Equity Fund, in exchange for shares of the designated classes of the Goldman Sachs International Equity Fund; and (2) the distribution of the shares of designated classes of the Goldman Sachs International Equity Fund to the shareholders of the Goldman Sachs European Equity Fund in liquidation of that Fund.	☐	☐	☐

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE VOTE THIS PROXY CARD TODAY
Your prompt response will save your fund the expense of additional mailings
RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE

(Please detach at perforation before mailing)

PROXY CARD	PROXY CARD
GOLDMAN SACHS TRUST
SPECIAL MEETING OF SHAREHOLDERS —                          , 2006
GOLDMAN SACHS RESEARCH SELECT FUND
The undersigned hereby appoints Bonanno, George Djurasovic, Kaysie Uniacke, James McNamara and John M. Perlowski (the “Proxies”), and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of the Goldman Sachs Trust to be held at the offices of                     , at                      (Eastern Time) on                           , 2006, and at any adjournment or adjournments thereof (the “Meeting”). The Proxies will cast votes according to the number of shares of the Goldman Sachs Research Select Fund which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or any of them, may lawfully do by virtue thereof.
THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED                           , 2006

VOTE VIA THE INTERNET: [INTERNET ADDRESS]
VIA THE TELEPHONE: [800-NUMBER]
CONTROL NUMBER:
Note: Please sign exactly as shareholder name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD
IN THE ENCLOSED ENVELOPE TODAY

(Please detach at perforation before mailing)

This proxy is solicited by the Board of Trustees of the Goldman Sachs Trust, which unanimously recommends that you vote in favor of the proposal.
Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy card will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote “FOR” the proposal. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.
THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ☐		FOR	AGAINST	ABSTAIN

1.	To approve the Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (1) the transfer of all of the assets and liabilities of the Goldman Sachs Research Select Fund to a corresponding investment portfolio of the Goldman Sachs Trust, the Goldman Sachs Structured U.S. Equity Fund, in exchange for shares of the designated classes of the Goldman Sachs Structured U.S. Equity Fund; and (2) the distribution of the shares of designated classes of the Goldman Sachs Structured U.S. Equity Fund to the shareholders of the Goldman Sachs Research Select Fund in liquidation of that Fund.	☐	☐	☐